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Exhibit 99.(a)(1)(B)

        LETTER OF TRANSMITTAL

To tender common stock purchase warrants,
exercisable at $5.00 per share of common stock
at any time on or prior to October 2, 2010,
unless earlier redeemed (the "Warrants"),
of

PRIMORIS SERVICES CORPORATION

Pursuant to the Offer To Purchase for Cash
Dated November 26, 2008

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON DECEMBER 24, 2008, UNLESS EXTENDED (THE "EXPIRATION DATE").

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

BY REGISTERED MAIL, HAND OR OVERNIGHT COURIER:

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, New York 10004
(212) 509-4000 Ext. 536

DESCRIPTION OF WARRANTS TENDERED

Certificate(s) Tendered (Attach and sign additional list if necessary)

Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)*	Number of Warrants Represented by Certificates(s)	Number of Warrants Tendered**

Total Warrants

*	Do not need to complete if Warrants are delivered by book-entry transfer.
**	If you desire to tender fewer than all Warrants evidenced by any certificate(s) listed above, please indicate in this column the number of Warrants you wish to tender. Otherwise, all Warrants evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

        Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. You must deliver this Letter of Transmittal to Continental Stock Transfer & Trust Company, the Depositary. Deliveries to Primoris Services Corporation ("Primoris"), or MacKenzie Partners, Inc. (the Information Agent for the Offer) will not be forwarded to the Depositary and, therefore, will not constitute valid delivery to the Depositary. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company ("DTC," which is herein referred to as the "book-entry transfer facility") will not constitute delivery to the Depositary.

        You should use this Letter of Transmittal if you are forwarding certificates for Warrants herewith or if you are causing the Warrants to be delivered by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth in Section 3, "Procedure for Tendering Warrants" section of the Offer to Purchase. Only financial institutions that are participants in the book-entry transfer facility's system may make book-entry delivery of the Warrants.

The Information Agent for the Offer is:

105 Madison Avenue,
New York, New York 10016
(212) 929-5500 (call collect)
E-mail: tenderoffer@mackenziepartners.com
or
Call Toll Free (800) 322-2885

        BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Warrants you desire to tender, or (2) you intend to deliver certificates for such Warrants under a notice of guaranteed delivery previously sent to the Depositary, or (3) you are delivering Warrants through a book-entry transfer into the Depositary's account at DTC (i.e., the book-entry transfer facility) in accordance with Section 3, "Procedure for Tendering Warrants" section of the Offer to Purchase.

        If you desire to tender Warrants in the Offer, but you cannot deliver the certificates for your Warrants and all other required documents to the Depositary by the Expiration Date (as set forth in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Warrants according to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Warrants" section of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐
CHECK HERE IF YOU ARE DELIVERING TENDERED WARRANTS PURSUANT TO A NOTICE OF GUARANTEED DELIVERY THAT YOU PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names(s) of Tendering Warrant Holder(s):

Date of Execution of notice of guaranteed delivery:

Name of Institution that Guaranteed Delivery:

☐
CHECK HERE IF YOU ARE A FINANCIAL INSTITUTION THAT IS A PARTICIPATING INSTITUTION IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEM AND YOU ARE DELIVERING THE TENDERED WARRANTS BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Names(s) of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Primoris Services Corporation, a Delaware corporation ("Primoris" or "Company"), the above-described common stock purchase warrants ("Warrants"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 26, 2008 and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the "Offer"). Primoris is inviting its warrant holders to tender their Warrants for a price per Warrant not greater than $1.20 nor less than $0.85 (the "Purchase Price") net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer. Receipt of the Offer to Purchase is hereby acknowledged.

        Subject to and effective upon acceptance for payment of, and payment for, Warrants tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Primoris all right, title and interest in and to all of the Warrants tendered hereby which are so accepted and paid for; (2) orders the registration of any Warrants tendered by book-entry transfer that are purchased under the Offer to or upon the order of Primoris; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such Warrants, with the full knowledge that the Depositary also acts as the agent of Primoris, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

  (a)
  deliver certificates for Warrants, or transfer ownership of such Warrants on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Primoris, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Warrants;

  (b)
  present certificates for such Warrants for cancellation and transfer on Primoris' books; and

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, subject to the next paragraph, all in accordance with the terms of the Offer.

        The undersigned understands that Primoris, upon the terms and subject to the conditions of the Offer, will pay a price it selects within a range not greater than $1.20 nor less than $0.85 per Warrant for Warrants validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer described in the Offer to Purchase. The undersigned understands that Primoris will select the lowest Purchase Price that will enable Primoris to purchase $4,500,000 worth of Warrants, up to a maximum of 5,294,117 Warrants, or if Warrants with an aggregate value of less than $4,500,000 are tendered at or below the maximum price of $1.20 per Warrant, then Primoris will select the price that will enable it to purchase all Warrants that are properly tendered and not properly withdrawn prior to the Expiration Date. The undersigned understands that all Warrants properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, net to the seller in cash, without interest, on the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that Primoris will return at its expense all other Warrants, including Warrants tendered at prices greater than the Purchase Price and not properly withdrawn prior to the Expiration Date and Warrants not purchased because of proration or conditional tenders.

        The undersigned acknowledges that they have been advised to consult with their own advisors as to the consequences of participating or not participating in the Offer.

        The undersigned hereby covenants, represents and warrants to Primoris that:

  (a)
  the undersigned has a net long position in the Warrants at least equal to the number of Warrants being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is tendering the Warrants in compliance with Rule 14e-4 under the Exchange Act;

  (b)
  has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby;

  (c)
  when and to the extent Primoris accepts the Warrants for purchase, Primoris will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Warrants will not be subject to any adverse claims or rights;

  (d)
  the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Primoris to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby and accepted for purchase; and

  (e)
  the undersigned agrees to all of the terms of the Offer.

        The undersigned understands that tendering of Warrants under any one of the procedures described in Section 3, "Procedure for Tendering Warrants" section of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Primoris upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Primoris pay interest on the Purchase Price.

        The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Primoris may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, Warrants tendered, or may accept for payment fewer than all of the Warrants tendered hereby. The undersigned understands that certificate(s) for any Warrants not tendered or not purchased will be returned to the undersigned at the address indicated above.

        The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Warrants tendered hereby. The certificate numbers, the number of Warrants represented by such certificates, and the number of Warrants that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Warrants not tendered or not purchased, in the name(s) of the undersigned or, in the case of Warrants tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Warrants not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

        The undersigned recognizes that Primoris has no obligation, under the Special Payment Instructions, to transfer any certificate for Warrants from the name of its registered holder, or to order the registration or transfer of Warrants tendered by book-entry transfer.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

METHOD OF DELIVERY

☐
CHECK HERE IF CERTIFICATES FOR TENDERED WARRANTS ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF CERTIFICATES FOR TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering Warrant holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

LOST OR DESTROYED CERTIFICATE(S)

        If any certificate representing Warrants has been lost, destroyed or stolen, the warrant holder should promptly notify the Depositary. The warrant holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost or destroyed certificate have been followed. Warrant holders are requested to contact the Depositary immediately at (212) 509-4000 Ext. 536 in order to permit timely processing of this documentation. See Instruction 16.

ODD LOTS
(SEE INSTRUCTION 6)

        To be completed only if Warrants are being tendered by or on behalf of a person owning, beneficially or of record, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Warrants.

The undersigned either (check one box):

  ☐
  is the beneficial or record owner of an aggregate of fewer than 100 Warrants, all of which are being tendered; or

  ☐
  is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) Warrants with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Warrants and is tendering all of those Warrants.

In addition, the undersigned is tendering Warrants either (check one box):

  ☐
  at the Purchase Price, as the same shall be determined by Primoris in accordance with the terms of the Offer (persons checking this box need not indicate the price per Warrant below); or

  ☐
  at the price per Warrant indicated under the caption "Warrants Tendered at Price Determined by Warrant Holder" in the box entitled "Price (in Dollars) Per Warrant at Which Warrants are Being Tendered" below in this Letter of Transmittal.

CONDITIONAL TENDER
(SEE INSTRUCTION 7)

        A warrant holder may tender Warrants subject to the condition that a specified minimum number of the warrant holder's Warrants tendered pursuant to this Letter of Transmittal must be purchased if any Warrants tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless Primoris purchases the minimum number of Warrants indicated below in the Offer, it will not purchase any of the Warrants tendered by such warrant holder. It is the responsibility of the tendering warrant holder to calculate that minimum number of Warrants that must be purchased if any are purchased, and Primoris urges warrant holders to consult their own tax advisors before completing this section. Unless the box below has been checked and a minimum specified, the tender will be deemed unconditional.

☐
The minimum number of Warrants that must be purchased, if any are purchased, is:

                     Warrants.

        If, because of proration, the minimum number of Warrants designated will not be purchased, Primoris may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering warrant holder must have tendered all of his or her Warrants and checked the box below.

☐
The tendered Warrants represent all Warrants held by the undersigned.

PRICE (IN DOLLARS) PER WARRANT
AT WHICH WARRANTS ARE BEING TENDERED
(SEE INSTRUCTION 5)

Check only the box under (1) or (2) below. If both boxes or if no box is checked, there is no valid tender of Warrants.

1.
Warrants Tendered at Price Determined in the Offer

☐
The undersigned wants to maximize the chance of having Primoris accept for purchase all of the Warrants that the undersigned is tendering (subject to the possibility of proration). Accordingly, BY CHECKING THIS BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Warrants at, and is willing to accept, the Purchase Price determined by Primoris in accordance with the terms of the Offer and resulting from the Offer process. This action may have the effect of lowering the Purchase Price and could result in receiving a price per Warrant as low as $0.85 per Warrant.

OR

2.
Warrants Tendered at Price Determined by Warrant Holder

☐
By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Warrants Tendered at Price Determined in the Offer", the undersigned hereby tenders Warrants at the Purchase Price checked. This action could result in none of the Warrants being purchased if the Purchase Price determined by Primoris for the Warrants is less than the Purchase Price checked below. A warrant holder who desires to tender Warrants at more than one Purchase Price must complete a separate Letter of Transmittal for each price at which Warrants are tendered. The same Warrants cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one Purchase Price.

☐ $0.85	☐ $0.90	☐ $0.95
☐ $1.00	☐ $1.05	☐ $1.10
☐ $1.15	☐ $1.20

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 8, 9 AND 11)

  SPECIAL PAYMENT INSTRUCTIONS

          To be completed ONLY if the check for the Purchase Price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue Check and Warrant Certificates to:

Name:	(Please Print)
Address:

Id. No.:	(Tax Identification or Social Security Number)
Account No.:

  SPECIAL DELIVERY INSTRUCTIONS

          To be completed ONLY if the check for the Purchase Price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Warrants Tendered."

  Mail Check and Warrant Certificates to:

Name:	(Please Print)
Address:

Id. No.:	(Tax Identification or Social Security Number) (See Substitute Form W-9)

  IMPORTANT

  WARRANT HOLDER(S) MUST SIGN HERE
  AND
  COMPLETE SUBSTITUTE FORM W-9,
  FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE

  (See Instructions 1 and 8)

          This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Warrant certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Warrant Holder(s)
Dated: , 2008

Name(s):
Please Print

Capacity (full title):

Address:
Please Include Zip Code

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S) (If Required, See Instructions 1 and 8)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone Number:

Dated: , 2008

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    GUARANTEE OF SIGNATURES.

        No signature guarantee is required if either:

  (a)
  this Letter of Transmittal is signed by the registered holder of the Warrants exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled "Special Delivery Instructions" or "Special Issuance Instructions"; or

  (b)
  such Warrants are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an "Eligible Institution").

        In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 8.

        2.    DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

        This Letter of Transmittal is to be used only if:

  •
  certificates for Warrants are delivered with it to the Depositary; or

  •
  the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

  •
  an exercise of Warrants pursuant to the procedure for tender and exercise by book-entry transfer set forth in Section 3 of the Offer Letter.

        Unless Warrants are being tendered by book-entry transfer, as described below, the following documents should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the Expiration Date: (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees); (b) certificates for the Warrants being exercised; and (c) any other documents required by the Letter of Transmittal. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer. In order for Warrants to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date of the Offer, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent's Message if the tendering warrant holder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exercising the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If the warrant holder is tendering by book-entry transfer, he, she or it must expressly acknowledge that he, she or it has received and agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against him, her or it.

        If Warrant certificates are not immediately available, the holder cannot deliver his, her or its Warrants and all other required documents to the Depositary or he, she or it cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date, then the warrant holder may tender his, her or its Warrants pursuant to the guaranteed delivery procedure set forth in the Offer Letter. Pursuant to such procedure:

  (i)
  such tender must be made by or through an Eligible Institution;

  (ii)
  a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

  (iii)
  the certificates for all physically delivered Warrants in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer Letter.

        The method of delivery of all documents, including Warrant certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Except as specifically permitted by the Offer to Purchase, no alternative or contingent exercises will be accepted.

        3.    INADEQUATE SPACE.    If the space provided in the box captioned "Description of Warrants Tendered" is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    PARTIAL TENDERS.    If fewer than all of the Warrants evidenced by any certificate are to be tendered, fill in the number of Warrants that are to be tendered in the column entitled "Number of Warrants Tendered" in the box entitled "Description of Warrants Tendered" above. In that case, if any tendered Warrants are purchased, a new certificate for the remainder of the Warrants (including any Warrants not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, promptly after the Expiration Date. Unless otherwise indicated, all Warrants represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. In each case, Warrants will be returned or credited without expense to the warrant holder.

        5.    INDICATION OF PRICE AT WHICH WARRANTS ARE BEING TENDERED.    In order to validly tender by this Letter of Transmittal, you must complete the box entitled "Price (in Dollars) Per Warrant at Which Warrants are Being Tendered" by either (1) checking the box in the section captioned "Warrants Tendered at Price Determined in the Offer" or (2) checking one of the boxes in the section captioned "Warrants Tendered at Price Determined by Warrant Holder" indicating the price per Warrant at which you are tendering Warrants. Selecting option (1) could result in you receiving a price per Warrant as low as $0.85. Selecting option (2) could result in none of the Warrants you tender being purchased if the Purchase Price for the Warrants turns out to be less than the price you selected.

        You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Warrants. If you wish to tender a portion(s) of your Warrants at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Warrants. To obtain additional copies of this Letter of Transmittal, contact the Information Agent at the telephone number and address included on the back cover of this Letter of Transmittal. You cannot tender the same Warrants more than once, unless you previously tendered Warrants and validly withdrew those Warrants, as provided in Section 4 of the Offer to Purchase. In the event you submit multiple Letters of Transmittal in order to tender Warrants at more than one price, a separate notice of withdrawal must be submitted in accordance with the terms of the Offer with respect to each separate Letter of Transmittal in order for such withdrawals to be effective.

        6.    ODD LOTS.    As described in Section 2 of the Offer to Purchase, if Primoris purchases less than all Warrants tendered and not withdrawn before the Expiration Date, the Warrants purchased first will consist of all Warrants tendered by any warrant holder who owns, beneficially or of record, an aggregate of fewer than 100 Warrants, and who tenders all of those Warrants at or below the Purchase Price. Even if you otherwise qualify for the "odd lot" preferential treatment, you will not receive the preferential treatment unless you complete the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

        7.    CONDITIONAL TENDERS.    As described in Section 2 and Section 6 of the Offer to Purchase, you may condition your tender on all or a minimum number of your tendered Warrants being purchased. To make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery and must indicate the minimum number of Warrants that must be purchased from you if any are to be purchased. Odd lot Warrants, which will not be subject to proration, cannot be conditionally tendered.

        As discussed in Section 2 and Section 6 of the Offer to Purchase, proration may affect whether Primoris accepts conditional tenders and may result in Warrants tendered conditionally at or below the Purchase Price not being purchased if the required minimum number of Warrants would not be purchased. If, because of proration, the minimum number of Warrants that you designated will not be purchased, Primoris may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Warrants and checked the box to indicate that. Upon the selection by lot, if any, Primoris will limit the purchase in each case to the designated minimum number of Warrants.

        All tendered Warrants will be deemed unconditionally tendered unless the "Conditional Tender" box is checked and appropriately completed. Primoris urges each warrant holder to consult his or her own tax advisor when deciding whether to tender Warrants conditionally.

        8.    SIGNATURES ON LETTER OF TRANSMITTAL.

        (a)   If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        (b)   If the Warrants are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

        (c)   If any tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

        (d)   When this Letter of Transmittal is signed by the registered holder(s) of the Warrants listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Warrants or separate ordinary share power(s) are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate ordinary share power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or ordinary share power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        (e)   If this Letter of Transmittal or any certificate(s) or ordinary share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

        9.    STOCK TRANSFER TAXES.    Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. Primoris will pay any stock transfer taxes payable on the transfer to it of Warrants purchased in the Offer. If, however, either:

        (a)   payment of the Purchase Price for Warrants tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

        (b)   Warrants not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c)   certificate(s) representing tendered Warrants are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

        10.    ORDER OF PURCHASE IN EVENT OF PRORATION.    As described in Section 2 of the Offer to Purchase, warrant holders may designate the order in which their Warrants are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Warrants purchased.

        11.    SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS.    If certificates for Common Stock purchased upon exercise of the Warrants are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 8.

        12.    IRREGULARITIES.    All questions as to the number of Warrants to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for exercise of any tender of Warrants will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgments of any courts. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or to reject those Warrants, the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful, subject to the judgments of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Warrants, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgments of any court. No tender of Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        13.    QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.    Questions and requests for assistance should be directed to the Information Agent at the telephone numbers and address set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

        14.    SUBSTITUTE FORM W-9 AND FORM W-8BEN.    Under the United States federal income tax laws, the Depositary will be required to withhold 28% of the amount of the Purchase Price paid to certain warrant holders (who are not "exempt" recipients) pursuant to the Offer. To avoid such backup withholding, each such United States Holder must provide the Depositary with such warrant holder's taxpayer identification number and certify that such warrant holder is not subject to backup withholding by completing the Substitute Form W-9 included as a part of this Letter of Transmittal, or otherwise establish to the satisfaction of the Depositary that such warrant holder is not subject to backup withholding. See Instruction 15. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. For a Non-United States Holder to qualify as an exempt recipient, that warrant holder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that warrant holder's exempt status. Such statement can be obtained from the Depositary.

        15.    WITHHOLDING ON NON-UNITED STATES HOLDER.    Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the "deemed dividend" payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because such payments are effectively connected with the conduct of a trade or business within the United States. In general, a "Non-United States Holder" is any warrant holder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State or the District of Columbia, (ii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The "deemed dividend" payable to a Non-United States Holder will be deemed to be the gross payments payable to such Non-United States Holder unless Primoris has determined prior to the time of the payment that a lesser amount should be subject to withholding pursuant to applicable United States Treasury Regulations.

        In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or a successor form). In order to obtain an exemption from withholding on the grounds that the gross proceeds received in the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or a successor form). The Depositary will determine a warrant holder's withholding status based on such forms or other statements, unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of Warrants pursuant to the Offer in the manner and to the extent described herein as if it were a United States Holder (and for certain corporate holders and under certain circumstances, the branch profits tax). Payments to a foreign partnership generally are subject to withholding unless the partnership delivers to the Depositary before the payment a properly executed IRS Form W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets the tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

        Withholding is not required on a payment to a domestic partnership with foreign partners, provided the withholding agent can reliably associate the payment with a Form W-9 from the partnership. However, domestic partnerships generally will be required to withhold tax in the manner described above on distributions to their foreign partners, to the extent the distribution includes a foreign partner's allocable Warrants of the payment to the partnership pursuant to the Offer, unless a reduced rate is available under a treaty or an exemption applies.

        Non-United States Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

        16.    LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.    If your certificate(s) for part or all of your Warrants has been lost, stolen, destroyed or mutilated, you should promptly call the Depositary at (212) 509-4000 Ext. 536 regarding the requirements for replacement of the certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to contact the Depositary immediately to ensure timely processing of documentation.

        THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING WARRANTS BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 24, 2008. WARRANT HOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9, OR ANOTHER APPROPRIATE IRS FORM, WITH THIS LETTER OF TRANSMITTAL.

 IMPORTANT TAX INFORMATION

        Under current U.S. federal income tax law, the Tender Agent (as payor) may be required to withhold a portion of any payments made to certain Holders (or other payees) pursuant to the Offer and Solicitation. To avoid such backup withholding, each tendering Holder (or other payee) must provide the Tender Agent with its correct taxpayer identification number ("TIN") and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9. In general, for an individual, the TIN is such individual's social security number. If the Tender Agent is not provided with the correct TIN, the Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") for each such failure unless such failure was due to reasonable cause and not to willful neglect, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. In addition, if the Holder or other payee makes a false statement with no reasonable basis that results in no backup withholding, such Holder or other payee may be subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject a Holder or other payee to criminal penalties, including fines and/or imprisonment. Such reportable payments generally will be subject to information reporting, even if the Tender Agent is provided with a TIN. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and information reporting requirements. Exempt persons should indicate their exempt status on Substitute Form W-9. To satisfy the Tender Agent that a foreign person qualifies as an exempt recipient, such person must submit an IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that person's exempt status. However, as described in the Statement, a Non-U.S. Holder will be subject to U.S. withholding tax at a 30% rate on any Consent Payment made pursuant to the Offer unless such Non-U.S. Holder is able to properly establish an exemption or partial reduction from withholding. Such forms can be obtained from the Tender Agent.

        A person's failure to complete the Substitute Form W-9 will not, by itself, cause such person's Notes to be deemed invalidly tendered, but may require the Tender Agent to withhold a portion of any payments made to such person pursuant to the Offer and the Solicitation. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of U.S. federal income tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is furnished to the IRS.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

This information is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer and was written to support the promotion or marketing of the Offer. Holders should consult with their tax and financial advisors with respect to the tax consequences of the transactions described in the Statement.

PAYOR'S NAME:

SUBSTITUTE Form W-9	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number

Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. person (including a U.S. resident alien).

	SIGNATURE:	DATE:

Certification Instructions—You must cross out item (2) above in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

        NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.
Signature:	Date:

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

         Guidelines for Determining the Proper Identification Number to Give the Payor.    Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership or LLC

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's Social Security Number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security Number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may either use your Social Security Number or Employer Identification Number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:
If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt from Backup Withholding

        Backup withholding is not required on payments made to the following payees:

  •
  An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  •
  An international organization or any of its agencies, or instrumentalities.

        Other payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distribution made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

        Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct Taxpayer Identification Number to the payor.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

        Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.

        Privacy Act Notice—Section 6109 of the Internal Revenue Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1)
Penalty For Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.    If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Information Agent for the Offer is:

105 Madison Avenue,
New York, New York 10016
(212) 929-5500 (call collect)
E-mail: tenderoffer@mackenziepartners.com
or
Call Toll Free (800) 322-2885

QuickLinks

  Exhibit 99.(a)(1)(B)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9